UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2023

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-09210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2023, the Board of Directors (the “Board”) of Occidental Petroleum Corporation (“Occidental”) increased the size of the Board from eight to nine directors in order to elect Claire O’Neill, the former Managing Director for Climate and Energy of the World Business Council for Sustainable Development (WBCSD) and a former member of UK Parliament, to the Board effective as of January 17, 2023. The Board appointed Ms. O’Neill to serve as a member of the Corporate Governance and Nominating Committee and the Sustainability and Shareholder Engagement Committee.

Ms. O’Neill, age 58, served as the Managing Director for Climate and Energy at the WBCSD from August 2020 until December 2021. Prior to that, Ms. O’Neill served as COP26 President-Designate from July 2019 until February 2020. Before leading the UK’s successful bid to host COP 26, Ms. O’Neill served as a UK Member of Parliament for Devizes from 2010 until 2019, where she was a Government Whip and Minister for Rail before being appointed as Minister of State for Energy and Clean Growth. Ms. O’Neill currently serves as Co-Chair of the Global Imperatives Advisory Board for the WBCSD, an Executive Board Director and Chair of the International Advisory Council for Climate Impact X and a co-founder and co-chair of the Responsible Energy Forum, among other senior advisory roles regarding climate and sustainability matters. Ms. O’Neill has a Bachelor of Arts in Geography from Brasenose College at Oxford University and a Master of Business Administration from Harvard Business School.

There are no arrangements or understandings between Ms. O’Neill and any other persons pursuant to which she was selected as a director. Pursuant to Occidental’s compensation program for non-employee directors, Ms. O’Neill will be entitled to receive (i) a pro rata portion of the 2022-2023 common stock equity award granted to non-employee directors and (ii) a pro rata portion of the 2022-2023 retainer paid to non-employee directors.

Item 7.01	Regulation FD Disclosure.

On January 20, 2023, Occidental issued a press release with respect to Ms. O’Neill’s election to the Board. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2023	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Deputy General Counsel and Corporate Secretary